_____________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: JANUARY 9, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

     During the first quarter of fiscal year 2008, the following unplanned zero rate days were incurred:

           ATWOOD HUNTER            Three (3) zero rate days due to equipment related issues

           ATWOOD EAGLE                Five (5) zero rate days due to equipment related issues

           SEAHAWK                            Sixteen (16) zero rate days due to equipment related issues

      All of the above unplanned zero rate days have reduced revenue for the first quarter by approximately $3 million or $0.09 per diluted share.

     In addition to the above unplanned zero rate days, the following planned zero rate days were incurred during the first quarter:

           ATWOOD EAGLE               Fourteen (14) zero rate days for regulatory inspections

          RICHMOND                    Eighty-one (81) zero rate days due to being in a shipyard for its life enhancing upgrade

     The ATWOOD HUNTER entered into a shipyard in Malta on January 4, 2008 to undergo certain equipment upgrades. The rig will be at zero rate during this shipyard period which is expected to extend to January 25, 2008. Upon the completion of these equipment upgrades, the rig will be relocated to Mauritania (estimated to take twenty-one (21) days at a dayrate of $228,000) to commence working under the suspended Woodside Energy Ltd (“Woodside”) contract at a dayrate of $240,000. Woodside did not exercise its option to extend the contract beyond its current expected termination in August 2008. Contract commitments beyond August 2008 are currently being pursued.

     The ATWOOD SOUTHERN CROSS has completed its drilling commitments in the Black Sea and is currently preparing to mobilize back to the Mediterranean Sea (estimated to take around twenty (20) days at a dayrate of $100,000). Upon arriving in the Mediterranean, the rig will drill one well for Turkiye Petrollei A.O. (“TPAO”) which is estimated to take forty-five (45) days to complete at a dayrate of $320,000. Upon completion of the drilling of the TPAO well, the rig will be mobilized to Italy (estimated ten (10) days at a dayrate of $365,000) to commence a drilling program for ENI Spa AGIP Exploration & Production Division (“ENI”). The ENI commitment includes the drilling of two (2) firm wells plus options for the drilling of two (2) more wells all at a dayrate of $406,000. If all four (4) wells are drilled, this program could extend to November 2008. The rig could incur four (4) to ten (10) zero rate days between the completion of the TPAO well and commencement of the ENI drilling program for some maintenance work.

     Our new Jack-up drilling unit (the ATWOOD AURORA) currently under construction in Brownsville, Texas is now scheduled for delivery in November 2008. We are pursuing contract opportunities for the ATWOOD AURORA outside of the United States. With an anticipated lengthy mobilization period, the drilling unit will probably not commence earning revenues until January/February 2009.

ITEM 8.01 OTHER EVENTS

      The ATWOOD EAGLE’s remaining drilling commitment with BHP Billiton Petroleum Pty (“BHPB”) is expected to extend to the end of May 2008. The remaining wells drilled under this contract will have a dayrate of approximately $170,000. Following completion of the BHPB program, the rig will drill one (1) well for ENI (expected to take around forty-five (45) days to complete) at a dayrate of $360,000 and then commence its two (2) year commitment with Woodside Energy Ltd (“Woodside”) at a dayrate of $405,000. Following completion of the Woodside drilling program (estimated July 2010), Chevron Australia Pty. Ltd. (“Chevron”) has committed to use the rig at a dayrate of approximately $430,000/$450,000 (subject to adjustment for cost escalation) until our new semisubmersible drilling unit being built in Singapore is ready to commence its drilling program commitment in Australia with Chevron. Chevron has an option to continue to use the ATWOOD EAGLE for a mutually agreed term after the new semisubmersible drilling unit arrives in Australia.

     The RICHMOND continues to undergo its life enhancement upgrade which is now expected to be completed in mid-February 2008 at a cost of approximately $17 million. Following the completion of this life enhancing upgrade, the rig has contractual commitments with Helis Oil & Gas (“Helis”) and Contango Operations, Inc. (“Contango”) both of which have engaged Applied Drilling Technology Inc. (“ADTI”) to manage the drilling operations. The Helis contractual commitment involves the drilling of one (1) well at a dayrate of $80,000 for approximately the first thirty (30) days and a dayrate of $65,000 for any additional time required to complete the drilling program. The Contango contractual commitment involves the drilling of two (2) firm wells plus an option to drill one (1) additional well at a dayrate of $65,000 for all three (3) wells. We expect to drill the Helis commitment immediately following the rig’s shipyard work; however, this commitment could be deferred to a later date in 2008. If all four (4) wells are drilled, these drilling commitments could extend to September 2008.

     A copy of the press release reporting the new contract commitments for the ATWOOD EAGLE and RICHMOND is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

ITEM 9.01      EXHIBITS

EXHIBIT 99.1 Press Release dated January 9, 2008

EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

99.1	Press Release dated January 9, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 9, 2008	ATWOOD OCEANICS, INC. (Registrant) /s/ James M. Holland James M. Holland Senior Vice President

EXHIBIT EX. – 99.1

ATWOOD ANNOUN CES NEW COMMITMENTS FOR
ATWOOD EAGLE AND RICHMOND

Houston, Texas
9 January 2008

FOR IMMEDIATE RELEASE

Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor – NYSE ATW) announced today that the ATWOOD EAGLE’s remaining drilling commitment with BHP Billiton Petroleum Pty (“BHPB”) is expected to extend to the end of May 2008. The remaining wells drilled under this contract will have a dayrate of approximately $170,000. Following completion of the BHPB program, the rig will drill one (1) well for ENI (expected to take around forty-five (45) days to complete) at a dayrate of $360,000 and then commence its two (2) year commitment with Woodside Energy Ltd (“Woodside”) at a dayrate of $405,000. Following completion of the Woodside drilling program (estimated July 2010), Chevron Australia Pty. Ltd. (“Chevron”) has committed to use the rig at a dayrate of approximately $430,000/$450,000 (subject to adjustment for cost escalation) until our new semisubmersible drilling unit being built in Singapore is ready to commence its drilling program commitment in Australia with Chevron. Chevron has an option to continue to use the ATWOOD EAGLE for a mutually agreed term after the new semisubmersible drilling unit arrives in Australia.

     The RICHMOND continues to undergo its life enhancement upgrade which is now expected to be completed in mid-February 2008 at a cost of approximately $17 million. Following the completion of this life enhancing upgrade, the rig has contractual commitments with Helis Oil & Gas (“Helis”) and Contango Operations, Inc. (“Contango”) both of which have engaged Applied Drilling Technology Inc. (“ADTI”) to manage the drilling operations. The Helis contractual commitment involves the drilling of one (1) well at a dayrate of $80,000 for approximately the first thirty (30) days and a dayrate of $65,000 for any additional time required to complete the drilling program. The Contango contractual commitment involves the drilling of two (2) firm wells plus an option to drill one (1) additional well at a dayrate of $65,000 for all three (3) wells. We expect to drill the Helis commitment immediately following the rig’s shipyard work; however, this commitment could be deferred to a later date in 2008. If all four (4) wells are drilled, these drilling commitments could extend to September 2008.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

                                        Contact: Jim Holland
                                         281-749-7804